EXHIBIT 10.21

                                  LEGAL LETTER

EXHIBIT 10.21



                                  LEGAL LETTER

The undersigned hereby confirms to have examined the following documents in Beijing Li-Fang Law Firm on Apr. 8, 2004.

1. Business License for Enterprises as Legal Persons of Beijing Shi Ji Rong Chuang Science and Technology Co. Ltd;
2. Articles of Association of Beijing Shi Ji Rong Chuang Science and Technology Co Ltd;
3. Business License for Enterprises as Legal Persons of Beijing EW Xintong Science & Technology Development Co., Ltd (QuickNet);
4. Articles of Association of Beijing EW Xintong Science & Technology Development Co., Ltd;
5. "Purchase Contract" signed between the shareholders of Beijing Shi Ji Rong Chuang Science and Technology Co Ltd and XIN NET CORP.

On the basis of the facts enunciated in the above-mentioned documents, the undersigned hereby proposed the following legal opinions:

1. Documents listed in Item 1 - 4 are legal and valid documents issued by Chinese competent departments on registration.
2. Beijing Shi Ji Rong Chuang Science and Technology Co Ltd possess 2% of shares of Beijing EW Xintong Science & Technology Development Co., Ltd.
3. Wei Kun and Wei Xin are shareholders of Beijing Shi Ji Rong Chuang Science and Technology Co Ltd. Wei Kun and Wei Xin hold 50% of registered capital of the Company respectively, the above two shareholders represent 100% of equity interests of the Company.
4. Wei Kun and Wei Xin signed a "Purchase Contract" with XIN NET CORP. agreeing to grant XIN NET CORP the purchasing right of 100% of equity interests of Wei Kun and Wei Xin in the Company, the above contract complies with the relevant laws of the People's Republic of China.



                                        Beijing Li-Fang Law Firm

                                        Beijing Li-Fang Law Firm (Seal)

                                        Liu Xudong, Lawyer

                                        Apr. 8, 2004

                              NOTARIAL CERTIFICATE
                                 (Translation)


                                                   (2004) J.G.Z.W.J.Zi, No. 0079



     This is to certify that the Lawyer Liu Xudong of Beijing Li-Fang Law Firm affixed his signature on the Legal letter attached hereto on Apr. 8, 2004, the Seal of Beijing Li-Fang Law Firm and the Signature of Liu Xudong affixed on the Legal letter are found to be authentic. The English Translation is in conformity with the Chinese original.






                            Notary:  Chen Gang

                            International Prestige Notary Public Office, Beijing

                            The People's Republic of China

                            Apr. 12, 2004